CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2026

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2026 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2026	Dec. 31, 2025	Mar. 31, 2025
Net assets	$1,741,512,380	$1,787,876,237	$1,575,432,513
Net assets per share of Common Stock	$58.94	$60.50	$54.46
Shares of Common Stock outstanding	29,549,265	29,549,265	28,927,937

Comparative operating results are as follows:

	Three months ended March 31,
	2026	2025
Net investment income	$22,263,613	$11,469,777
Per share of Common Stock	.75 *	.40	*
Net realized gain on sale of investments	39,683,302	20,771,353
Decrease in net unrealized appreciation of investments	(108,310,772)	(26,401,032)
Increase (decrease) in net assets resulting from operations	(46,363,857)	5,840,098

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on April 8, 2026, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2026.

During the quarter ended March 31, 2026, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd

630 Fifth Avenue

New York, NY 10111

April 8, 2026

[3]

PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2026

(Common Stock unless specified otherwise)

(unaudited)

	Additions	Reductions	Held March 31, 2026
Alphabet Inc. Class A.	—	20,000	400,000
Analog Devices, Inc.	—	10,000	350,000
AON plc Class A	—	20,000	80,000
Arthur J. Gallagher & Co.	30,000	—	135,000
Capital One Financial Corporation	15,000	—	350,000
The Charles Schwab Corporation	—	100,000	700,000
Coherent Corp.	—	150,000	—
Equifax Inc.	100,000	—	100,000
Johnson & Johnson	—	10,000	70,000
Mercadolibre, Inc.	2,500	—	15,500
TWFG, Inc.	25,000	—	500,000

TEN LARGEST INVESTMENTS

March 31, 2026

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc. Class A	$0.7	$420.6	24.2%	1982
Alphabet Inc. Class A	17.8	115.0	6.6	2015
Analog Devices, Inc.	1.5	111.3	6.4	1987
Progressive Corporation	22.7	79.3	4.6	2015
The Charles Schwab Corporation	25.7	65.8	3.8	2016
Capital One Financial Corporation	27.1	63.9	3.7	2013
Motorola Solutions, Inc.	5.5	60.8	3.5	2000
Keysight Technologies, Inc.	2.3	56.5	3.2	2005
Amazon.com, Inc.	10.1	54.2	3.1	2014
Chevron Corporation	10.1	53.0	3.0	2017

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President and Treasurer

Jacob C. Wheelock, Vice President

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

JPMorgan Chase Bank, National Association

New York, NY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY